UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 21, 2008

RxElite, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52454	90-0366910
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1404 North Main Street, Suite 200 Meridian, Idaho	83642
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 288-5550

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 21, 2008, the employment agreement between Jonathan Houssian and RxElite Holdings Inc. (“RxElite Holdings”), a Delaware corporation and a wholly-owned subsidiary of RxElite, Inc. (the “Company”), was amended to reflect a change in Mr. Houssian’s title from President to Senior Vice President of Sales and New Business Development.

Item 1.02.	Termination of a Material Definitive Agreement.

On November 21, 2008, Minrad International Inc., a Delaware corporation (“Minrad ”), notified the Company that the Exclusive Manufacturing and Distribution Agreement (the “Agreement”), dated June 9, 2004, as amended, between RxElite Holdings and Minrad terminated for non-payment of outstanding amounts.

The agreement provided, among other things, that RxElite Holdings be Minrad ’s exclusive distributor of the anesthetic gases Enflurane, Isoflurane and Sevoflurane in the United States human market and be granted the exclusive right to purchase other generic inhalation anesthetic products and Isoflurane for distribution for veterinary uses in the United States.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety and reference is made to Exhibit 10.2 hereto and the complete text of the Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2008, Jonathan Houssian resigned as President and Chief Executive Officer of the Company and assumed the position of Senior Vice President of Sales and New Business Development. On the same date, the Board of Directors of the Company appointed Earl Sullivan as President and Chief Executive Officer. Mr. Sullivan, 36, has served as chief operating officer since October 11, 2007 and from July 13, 2007 to October 11, 2007, as executive vice president of operations. Mr. Sullivan has been the executive vice president of RxElite Holdings since May 2002.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated November 21, 2008 between RxElite Holdings Inc. and Jonathan Houssian
10.2
Exclusive Manufacturing and Distribution Agreement, dated as of June 9, 2004 (incorporated herein by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed with the SEC on July 17, 2007)

99.1	Press Release, dated November 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXELITE, INC.

Dated: November 28, 2008	By:	/s/ Shannon M. Stith
Name: Shannon M. Stith
Title: VP of Finance and Principal Financial Officer